                                                                    EXHIBIT 99.1


FEB. 5, 2004

DTE ENERGY 2003 EARNINGS FALL 18 PERCENT
DRIVEN BY WEAK RESULTS AT UTILITY SUBSIDIARIES

         DETROIT - DTE Energy (NYSE:DTE) today announced 2003 reported and operating earnings of $521 million, or $3.09 per diluted share, down 18 percent from 2002 reported earnings of $632 million, or $3.83 per diluted share. Operating earnings for 2002 were $586 million, or $3.55 per diluted share.

         Detroit Edison, the wholly owned electric subsidiary of DTE Energy, reported 2003 earnings of $246 million earlier this week.

         A reconciliation of reported to operating earnings for both the fourth quarter and 12 months ended 2002 and 2003 is at the end of this release.

         "2003 was a year in which several factors negatively impacted DTE Energy's financial results," said Anthony F. Earley Jr., DTE Energy chairman and CEO. "We had an ice storm, two major windstorms, mild summer weather and the August blackout."

         "Another significant factor that hurt the financial performance of our electric utility, Detroit Edison, was Michigan's Electric Choice program. The Michigan Public Service Commission (MPSC) has not addressed the structural issues with the program and has failed to implement the program consistent with Michigan's electric restructuring legislation passed in 2000."

         Michigan's Electric Choice program is unique in that it is the only state that has opened its market to Choice while the utility remains fully regulated. Under the current structure of the program, the MPSC has provided incentive credits and has not authorized transition charges. These policies create misleading pricing signals for customers considering the Electric Choice program.

         "To date, the considerable cash costs to implement the program and its associated lost revenue have not been recovered," Earley said. "The combination of the Electric Choice program, escalating pension and healthcare costs, increasing operating costs, mild weather and storm restoration costs caused Detroit Edison's reported earnings to drop from $356 million to $246 million, a 31 percent decline from last year."

         "The same mounting cost pressures from healthcare and pension," Earley continued, "as well as increased operating and uncollectable expenses, drove MichCon's 2003 operation and maintenance expenses up 26 percent over last year. We are in need of rate relief at both MichCon and Detroit Edison, and look forward to an expeditious resolution of our rate requests filed last year with the MPSC. We are also working aggressively at the MPSC and in the Michigan legislature to reshape the Electric Choice program in a manner that is fair to all customers, while maintaining financially healthy Michigan utilities."

Operating earnings results for 2003, by business unit, were as follows:

- DTE ENERGY RESOURCES operating earnings were $2.84 per diluted share versus $2.76 per diluted share in 2002. The regulated operations of this business unit, which are the power generation services of Detroit Edison, increased $0.04 per diluted share over last year. The increase was driven by increased regulatory deferrals for Electric Choice and environmental costs, and aggressive cost cutting efforts. This was partially offset by decreased cooling demand due to mild summer weather, lost margins from customers choosing to purchase power from alternative suppliers under the Electric Choice program, and continued pressure from higher pension and healthcare benefit costs.

         The non-regulated operations of this business unit include the company's energy services, energy marketing and trading (comprising DTE Energy Trading and CoEnergy), coal services and biomass businesses. Earnings at these non-regulated operations increased $0.04 over last year. The increase was attributable to higher production of synthetic fuel and increased short-term power sales at DTE Energy Trading. These operating earnings were partially offset by lower mark-to-market gains at CoEnergy, decreased coal tolling revenue and lower tax credits from coke battery production, most of which expired at the end of 2002.

- DTE ENERGY DISTRIBUTION posted operating earnings of $0.09 per diluted share versus earnings of $0.57 per diluted share last year. The regulated operations of this business unit are the electric distribution services of Detroit Edison. These regulated operations experienced a year-over-year decline of $0.49 per diluted share, driven by reduced revenues due to mild summer weather, restoration costs from ice and wind storms, higher pension and healthcare costs, increased uncollectable accounts expenses and costs associated with customer service process improvements.

         The non-regulated operations of this business unit consist primarily of DTE Energy Technologies, which markets and distributes a portfolio of distributed generation products and services. Year-over-year performance at this business improved by $0.01 per diluted share, driven by increased sales and cost-reduction initiatives.

- DTE ENERGY GAS had operating earnings of $0.44 per diluted share versus $0.56 per diluted share last year. The regulated operations include the gas distribution services provided by MichCon. Regulated operations were down $0.13 per diluted share, due largely to increased operating expenses, including higher pension and healthcare benefit costs, significant uncollectable accounts expenses and costs associated with customer service initiatives. This was partially offset by increased sales due to colder winter weather in early 2003.

         Non-regulated operations include the production of gas in northern Michigan and the gathering, transporting, processing and storage of gas. Operating earnings from these operations increased by $0.01 per diluted share year-over-year, reflecting a gain from the sale of our minority interest in the Portland Natural Gas Transmission System.

- CORPORATE & OTHER includes interest costs, as well as certain non-regulated investments, including assets held for sale and investments in emerging energy technologies. Corporate & Other operating losses were $0.28 per diluted share, compared to an operating loss of $0.34 per diluted share in 2002.

         For the fourth quarter 2003, DTE Energy reported earnings were $229 million, or $1.36 per diluted share, up from 2002 reported earnings of $203 million, or $1.21 per diluted share. Operating earnings for the fourth quarter 2003 were $159 million, or $0.94 per diluted share, down from 2002 operating earnings of $199 million, or $1.19 per diluted share.

Fourth quarter earnings results by business unit were:

- DTE ENERGY RESOURCES operating earnings were down $0.13 per diluted share versus the fourth quarter 2002. Earnings from the regulated operations increased $0.19 per diluted share, driven primarily by increased regulatory deferrals for Electric Choice and environmental costs, territory sales growth and cost cutting efforts. Earnings at the non-regulated operations declined $0.32 per diluted share versus 2002, due mostly to lower synthetic fuel production in the energy services operations, the absence of tax credits from coke battery production and lower inventory valuation gains at CoEnergy.

- DTE ENERGY DISTRIBUTION operating earnings were down $0.06 per diluted share versus the fourth quarter 2002. Regulated operations decreased $0.07 per diluted share, driven by reduced revenues due to mild weather, higher pension and healthcare costs, and increased uncollectable expenses. The non-regulated operations improved by $0.01 per diluted share over 2002, due to cost reduction initiatives.

- DTE ENERGY GAS operating earnings decreased by $0.10 per diluted share compared to the fourth quarter of 2002. Regulated operations declined by $0.09 per diluted share, due to reduced revenues due to mild winter weather while non-regulated earnings were down $0.01 per diluted share.

- CORPORATE & OTHER operating losses were $0.05 per diluted share versus a $0.09 per diluted share loss in the fourth quarter last year. The improvement was due to a reserve established in 2002 for the possible loss associated with direct loans to and a guarantee of debt of a technology investment. Reported earnings for Corporate & Other in the fourth quarter 2003 were $61 million, which included a negative $70 million ($0.42 per diluted share) effective tax rate adjustment. This quarterly adjustment is required by Generally Accepted Accounting Principles to maintain a quarterly effective tax rate consistent with the estimated annual rate and does not impact total year earnings. This adjustment is primarily necessary because the company's pre-tax income and Section 29 tax credits earned from its synthetic fuels business have different quarterly profiles.

- USE OF OPERATING EARNINGS INFORMATION - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

         "Despite the financial challenges of 2003, DTE Energy also had many successes throughout the year," Earley said, noting the exceptional effort of DTE Energy employees in restoring electric service during the August blackout, an excellent operational year at the company's Fermi 2 nuclear plant and the successful sale of the company's transmission business."

         "Looking ahead, 2004 will be another difficult year for DTE Energy," Earley continued. "Our financial picture at Detroit Edison and MichCon depends on the timing and level of rate relief we've requested from the MPSC. In addition, the longer the flaws of the Electric Choice program are not addressed, the greater the earnings and cash erosion at Detroit Edison. Given the significant financial impact of these ongoing regulatory proceedings, we are not providing 2004 earnings guidance at this time."

         David E. Meador, DTE Energy senior vice president and chief financial officer, added, "Although our regulated businesses are under financial pressure, our non-regulated business portfolio continues to demonstrate stable growth.

          "Our operating earnings from these businesses (excluding Corporate & Other) increased 7 percent year-over-year and we continue to make progress in developing new growth opportunities, such as waste coal recovery - a process in which we transform the waste coal found in coal slurry ponds into a useful fuel source," Meador said. "DTE Energy's balance sheet and liquidity remain strong, and we have been able to maintain a stable dividend, which is providing an attractive 5.3 percent yield to our shareholders. We have a dedicated employee base that is focused on working through these regulatory issues so that our company is back on track in the next year or so."

         This earnings announcement, as well as a package of detailed financial information, is available on the company's website at www.dteenergy.com on the "Investors" page.

         DTE Energy will conduct a webcast meeting with the investment community at 8:30 a.m. EST Friday, Feb. 6, to discuss fourth quarter and full year 2003 earnings results. Investors, the news media and the public may listen to a live Internet broadcast of the meeting at www.dteenergy.com.

         DTE Energy is a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide. DTE Energy's largest operating subsidiaries are Detroit Edison, an electric utility serving 2.1 million customers in Southeastern Michigan, and MichCon, a natural gas utility serving 1.2 million customers in Michigan. Information about DTE Energy is available at www.dteenergy.com.

         The information contained in this document is as of the date of this news release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This news release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to, timing and extent of changes in interest rates; access to the capital markets and capital market conditions and other financing efforts which can be affected by credit agency ratings requirements; ability to utilize
Section 29 tax credits or sell interest in facilities producing such credits; the level of borrowings; the effects of weather and other natural phenomena on operations and actual sales; economic climate and growth in the geographic areas in which DTE Energy does business; unplanned outages; the cost of protecting assets against or damage due to terrorism; nuclear regulations and risks associated with nuclear operations; the grant of rate relief by the MPSC for the utilities; changes in the cost of fuel, purchased power and natural gas; the effects of competition; the implementation of electric and gas customer choice programs; the implementation of electric and gas utility restructuring in Michigan; environmental issues, including changes in the climate, and regulations, and the contributions to earnings by non-regulated businesses. This news release should also be read in conjunction with the forward-looking statements in DTE Energy's, MichCon's and Detroit Edison's 2002 Form 10-K Item 1, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Members of the Media - For Further Information:

Lorie N. Kessler                                       Scott Simons
(313) 235-8807                                         (313) 235-8808

Analysts - For Further Information:

Investor Relations

(313) 235-8030

                               DTE ENERGY COMPANY
                      CONSOLIDATED STATEMENT OF OPERATIONS
                             PRELIMINARY/(UNAUDITED)

                                                              YEAR ENDED DECEMBER 31
                                                              -----------------------
(in Millions, Except per Share Amounts) ................        2003            2002
                                                              -------         -------
OPERATING REVENUES .....................................      $ 7,041         $ 6,729
                                                              -------         -------

 OPERATING EXPENSES
   Fuel, purchased power and gas .......................        2,241           2,099
   Operation and maintenance ...........................        3,032           2,547
   Depreciation, depletion and amortization ............          687             737
   Taxes other than income .............................          334             352
                                                              -------         -------
                                                                6,294           5,735
                                                              -------         -------

OPERATING INCOME .......................................          747             994
                                                              -------         -------

OTHER (INCOME) AND DEDUCTIONS
   Interest expense ....................................          546             569
   Interest income .....................................          (37)            (29)
   Minority interest ...................................          (91)            (37)
   Other income ........................................         (138)            (62)
   Other expenses ......................................          110              51
                                                              -------         -------
                                                                  390             492
                                                              -------         -------

INCOME BEFORE INCOME TAXES .............................          357             502

INCOME TAX BENEFIT .....................................         (123)            (84)
                                                              -------         -------

INCOME FROM CONTINUING OPERATIONS ......................          480             586

INCOME FROM DISCONTINUED OPERATIONS OF ITC, NET OF TAX..           68              46

CUMULATIVE EFFECT OF ACCOUNTING CHANGES, NET OF TAX ....          (27)             --
                                                              -------         -------

NET INCOME .............................................      $   521         $   632
                                                              =======         =======

BASIC EARNINGS PER COMMON SHARE
    Income from continuing operations ..................      $  2.87         $  3.57
    Discontinued operations ............................          .41             .28
    Cumulative effect of accounting changes ............         (.17)             --
                                                              -------         -------
     Total .............................................      $  3.11         $  3.85
                                                              =======         =======

 DILUTED EARNINGS PER COMMON SHARE
    Income from continuing operations ..................      $  2.85         $  3.55
    Discontinued operations ............................          .40             .28
    Cumulative effect of accounting changes ............         (.16)             --
                                                              -------         -------
     Total .............................................      $  3.09         $  3.83
                                                              =======         =======

AVERAGE COMMON SHARES
   Basic ...............................................          168             164
   Diluted .............................................          168             165

DIVIDENDS DECLARED PER COMMON SHARE ....................      $  2.06         $  2.06

                               DTE ENERGY COMPANY
                         SEGMENT NET INCOME (UNAUDITED)


                                                                       TWELVE MONTHS ENDED DECEMBER 31
                                         ------------------------------------------------------------------------------------------
                                                              2003                                           2002
                                         -----------------------------------------------   ----------------------------------------
                                           REPORTED                          OPERATING      Reported                      Operating
(IN MILLIONS)                              EARNINGS       ADJUSTMENTS        EARNINGS       Earnings      Adjustments     Earnings
                                         --------------   -------------     ------------   ------------   ------------   ----------
ENERGY RESOURCES
  Regulated - Power Generation..........  $      235            16  A             251            241           -               241
  Non-regulated
    Energy Services.....................         199             -                199            182           -               182
    Energy Marketing & Trading..........          45           (16) B              29             25           -                25

    Other...............................          (2)            -                 (2)             7           -                 7
                                          ----------       -------           --------       --------       -----          --------
    Total Non-regulated.................         242           (16) B             226            214           -               214
                                          ----------       -------           --------       --------       -----          --------
                                                 477             -                477            455           -               455
                                          ----------       -------           --------       --------       -----          --------

ENERGY DISTRIBUTION
  Regulated - Power Distribution........          17            14  C              31            111           -               111
  Non-regulated.........................         (15)            -                (15)           (16)          -               (16)
                                          ----------       -------           --------       --------       -----          --------
                                                   2            14                 16             95           -                95
                                          ----------       -------           --------       --------       -----          --------

ENERGY GAS
  Regulated - Gas Distribution..........          29            17  D              46             66           -                66
  Non-regulated.........................          29             -                 29             26           -                26
                                          ----------       -------           --------       --------       -----          --------
                                                  58            17                 75             92           -                92
                                          ----------       -------           --------       --------       -----          --------
CORPORATE AND OTHER.....................         (57)           10  E             (47)           (56)          -               (56)
                                          ----------       -------           --------       --------       -----          --------
                                                 (57)           10                (47)           (56)          -               (56)
                                          ----------       -------           --------       --------       -----          --------

INCOME FROM CONTINUING OPERATIONS
  Regulated.............................         281            47                328            418           -               418
  Non-regulated.........................         199            (6)               193            168           -               168
                                          ----------       -------           --------       --------       -----          --------
                                                 480            41                521            586           -               586
                                          ----------       -------           --------       --------       -----          --------

DISCONTINUED OPERATIONS - ITC
  Income from operations................           5            (5) G               -             46         (46) G              -

  Gain on sale..........................          63           (63) H               -              -           -                 -
                                          ----------       -------           --------       --------       -----          --------
                                                  68           (68)                 -             46         (46)                -
                                          ----------       -------           --------       --------       -----          --------

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations..........         (11)           11  I               -              -           -                 -
  Energy trading activities.............         (16)           16  J               -              -           -                 -
                                          ----------       -------           --------       --------       -----          --------
                                                 (27)           27                  -              -           -                 -
                                          ----------       -------           --------       --------       -----          --------

NET INCOME..............................  $      521             -                521            632         (46)              586
                                          ==========       =======           ========       ========       =====          ========



ADJUSTMENTS KEY
A) Blackout costs...............................................Costs associated with the August 2003 blackout
B) Adjustment of EITF 98-10 accounting change...................Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
C) Loss on sale of steam heating business.......................Sold Detroit Edison steam heating business
D) Disallowance of gas costs....................................Reserve for the potential disallowance of MichCon 2002 gas procurement costs
E) Contribution to DTE Energy Foundation........................Used portion of ITC sale proceeds to fund the DTE Energy Foundation
F) Tax credit driven normalization..............................Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
G) Adjust for discontinued operations of ITC....................Sold International Transmission Company
H) Gain on sale of ITC..........................................Sold International Transmission Company
I) Asset retirement obligations.................................Cumulative effect of a change in accounting principle from adoption of SFAS 143
J) Adjustment of EITF 98-10 accounting change...................Cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10


                               DTE ENERGY COMPANY
                 SEGMENT DILUTED EARNINGS PER SHARE (UNAUDITED)




                                                                       TWELVE MONTHS ENDED DECEMBER 31
                                           ----------------------------------------------------------------------------------------
                                                             2003                                          2002
                                           ------------------------------------------    ------------------------------------------
                                            REPORTED                      OPERATING       Reported                      Operating
                                            EARNINGS      ADJUSTMENTS     EARNINGS        Earnings      Adjustments     Earnings

                                           ------------   ------------   ------------    ------------   ------------   ------------

ENERGY RESOURCES
  Regulated - Power Generation..........   $    1.40         0.10  A     $    1.50            1.46            -             1.46
  Non-regulated
    Energy Services.....................        1.18            -             1.18            1.10            -             1.10
    Energy Marketing & Trading..........        0.27        (0.10) B          0.17            0.15            -             0.15

    Other...............................       (0.01)           -            (0.01)           0.05            -             0.05
                                           ---------      --------       ----------      ----------     --------       ----------
    Total Non-regulated.................        1.44        (0.10  )          1.34            1.30            -             1.30
                                           ======================================================================================
                                                2.84            -             2.84            2.76            -             2.76
                                           ---------      --------       ----------      ----------     --------       ----------
ENERGY DISTRIBUTION
  Regulated - Power Distribution........        0.10         0.08  C          0.18            0.67            -             0.67
  Non-regulated.........................       (0.09  )         -            (0.09  )        (0.10  )         -            (0.10  )
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                                0.01         0.08             0.09            0.57            -             0.57
                                           ---------      --------       ----------      ----------     --------       ----------
  Regulated - Gas Distribution..........        0.17         0.10  D          0.27            0.40            -             0.40
  Non-regulated.........................        0.17            -             0.17            0.16            -             0.16
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                                0.34         0.10             0.44            0.56            -             0.56
                                           ---------      --------       ----------      ----------     --------       ----------
CORPORATE AND OTHER.....................       (0.34  )      0.06  E         (0.28  )        (0.34  )         -            (0.34  )
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                               (0.34  )      0.06            (0.28  )        (0.34  )         -            (0.34  )
                                           ---------      --------       ----------      ----------     --------       ----------

INCOME FROM CONTINUING OPERATIONS
  Regulated.............................        1.67         0.28             1.95            2.53            -             2.53
  Non-regulated.........................        1.18        (0.04  )          1.14            1.02            -             1.02
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                                2.85         0.24             3.09            3.55            -             3.55
                                           - --------     - ------       -- -------      - --------     - ------       - --------

DISCONTINUED OPERATIONS - ITC
  Income from operations................        0.03        (0.03  )             -            0.28        (0.28  )             -
                                                                   G                                             G
  Gain on sale..........................        0.37        (0.37  )             -               -            -                -
                                                                   H
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                                0.40        (0.40  )             -            0.28        (0.28  )             -
                                           ---------      --------       ----------      ----------     --------       ----------

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations..........       (0.07  )      0.07  I             -               -            -                -
  Energy trading activities.............       (0.09  )      0.09  J             -               -            -                -
                                           - --------     - ------       -- -------      - --------     - ------       - --------
                                               (0.16  )      0.16                -               -            -                -
                                           ---------      --------       ----------      ----------     --------       ----------.

NET INCOME..............................        3.09            -        $    3.09            3.83        (0.28  )          3.55
                                           = ========     = ======       == =======      = ========     = ======       = ========





ADJUSTMENTS KEY
A) Blackout costs...............................................Costs associated with the August 2003 blackout
B) Adjustment of EITF 98-10 accounting change...................Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
C) Loss on sale of steam heating business.......................Sold Detroit Edison steam heating business
D) Disallowance of gas costs....................................Reserve for the potential disallowance of MichCon 2002 gas procurement costs
E) Contribution to DTE Energy Foundation........................Used portion of ITC sale proceeds to fund the DTE Energy Foundation
F) Tax credit driven normalization..............................Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
G) Adjust for discontinued operations of ITC....................Sold International Transmission Company
H) Gain on sale of ITC..........................................Sold International Transmission Company
I) Asset retirement obligations.................................Cumulative effect of a change in accounting principle from adoption of SFAS 143
J) Adjustment of EITF 98-10 accounting change...................Cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10



                                                DTE ENERGY COMPANY
                                          SEGMENT NET INCOME (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------

                                                                     THREE MONTHS ENDED DECEMBER 31
                                         -------------------------------------------   ------------------------------------------
                                                            2003                                         2002
                                         -------------------------------------------   ------------------------------------------
                                          REPORTED                       OPERATING      Reported                      Operating
(IN MILLIONS)                             EARNINGS      ADJUSTMENTS      EARNINGS       Earnings      Adjustments     Earnings
                                         ------------   ------------    ------------   ------------   ------------   ------------
ENERGY RESOURCES
  Regulated - Power Generation.......          103             -              103             71           -                71
  Non-regulated
    Energy Services..................           48             -               48             75           -                75
    Energy Marketing & Trading.......           (7)            -               (7)            13           -                13
    Other............................           (1)            -               (1)             7           -                 7
                                         ----------     ---------       ----------     ----------     -------        ----------
    Total Non-regulated..............           40             -               40             95           -                95
                                               143             -              143            166           -               166

                                         ----------     ---------       ----------     ----------     -------        ----------

ENERGY DISTRIBUTION
  Regulated - Power Distribution.....            2             -                2             14           -                14
  Non-regulated......................           (3)            -               (3)            (5)          -                (5)
                                         ----------     ---------       ----------     ----------     -------        ----------
                                                (1  )          -               (1  )           9           -                 9

ENERGY GAS
  Regulated - Gas Distribution.......           22             -               22             36           -                36
  Non-regulated......................            4             -                4              5           -                 5
                                         ----------     ---------       ----------     ----------     -------        ----------
                                                26             -               26             41           -                41



CORPORATE AND OTHER..................           61           (70)              (9)           (22)          5 F             (17)
                                                                  F
                                         ----------     ---------       ----------     ----------     -------        ----------
                                                61           (70)              (9)           (22)          5               (17)

INCOME FROM CONTINUING OPERATIONS
  Regulated..........................          127             -              127            121           -               121
  Non-regulated......................          102           (70)              32             73           5                78
                                         ----------     ---------       ----------     ----------     -------        ----------
                                               229           (70)             159            194           5               199

DISCONTINUED OPERATIONS - ITC
  Income from operations.............            -             -              -              9          (9) G            -
  Gain on sale.......................            -             -              -              -           -               -
                                         ----------     ---------       ----------     ----------     -------        ----------
                                                 -             -              -              9          (9)              -


CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations.......            -             -              -              -           -               -
  Energy trading activities..........            -             -              -              -           -               -
                                         ----------     ---------       ----------     ----------     -------        ----------
                                                 -             -              -              -           -               -

                                         ----------     ---------       ----------     ----------     -------        ----------
NET INCOME...........................          229      $    (70)           159            203          (4)            199
                                         ==========     ========      ==========     ==========     ======       ==========






ADJUSTMENTS KEY
A) Blackout costs...............................................Costs associated with the August 2003 blackout
B) Adjustment of EITF 98-10 accounting change...................Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
C) Loss on sale of steam heating business.......................Sold Detroit Edison steam heating business
D) Disallowance of gas costs....................................Reserve for the potential disallowance of MichCon 2002 gas procurement costs
E) Contribution to DTE Energy Foundation........................Used portion of ITC sale proceeds to fund the DTE Energy Foundation
F) Tax credit driven normalization..............................Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
G) Adjust for discontinued operations of ITC....................Sold International Transmission Company
H) Gain on sale of ITC..........................................Sold International Transmission Company
I) Asset retirement obligations.................................Cumulative effect of a change in accounting principle from adoption of SFAS 143
J) Adjustment of EITF 98-10 accounting change...................Cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10


                               DTE ENERGY COMPANY
                 SEGMENT DILUTED EARNINGS PER SHARE (UNAUDITED)


                                                                     THREE MONTHS ENDED DECEMBER 31
                                         ----------------------------------------------------------------------------------------
                                                            2003                                         2002
                                         -------------------------------------------   ------------------------------------------
                                          REPORTED                       OPERATING      Reported                      Operating
                                          EARNINGS      ADJUSTMENTS      EARNINGS       Earnings      Adjustments     Earnings
                                         ------------   ------------    ------------   ------------   -----------    ------------
ENERGY RESOURCES
  Regulated - Power Generation.......           0.61            -              0.61            0.42           -             0.42
  Non-regulated
    Energy Services..................           0.29            -              0.29            0.44           -             0.44
    Energy Marketing & Trading.......          (0.04)           -             (0.04)           0.08           -             0.08
    Other............................          (0.01)           -             (0.01)           0.04           -             0.04
                                           ---------     --------         ---------       ---------      -------       ----------
    Total Non-regulated..............           0.24            -              0.24            0.56           -             0.56
                                           ---------     --------         ---------       ---------      -------       ----------
                                                0.85            -              0.85            0.98           -             0.98
                                           ---------     --------         ---------       ---------      -------       ----------
ENERGY DISTRIBUTION
  Regulated - Power Distribution.....           0.01            -              0.01            0.08           -             0.08
  Non-regulated......................          (0.02)           -             (0.02)          (0.03)          -            (0.03)
                                           ---------     --------         ---------       ---------      -------       ----------
                                               (0.01)           -             (0.01)           0.05           -             0.05
                                           ---------     --------         ---------       ---------      -------       ----------

ENERGY GAS
  Regulated - Gas Distribution.......           0.13            -              0.13            0.22           -             0.22
  Non-regulated......................           0.02            -              0.02            0.03           -             0.03
                                           ---------     --------         ---------       ---------      -------       ----------
                                                0.15            -              0.15            0.25           -             0.25
                                           ---------     --------         ---------       ---------      -------       ----------

CORPORATE AND OTHER..................           0.37        (0.42)            (0.05)          (0.12)       0.03  F         (0.09)
                                                                   F
                                           ---------     --------         ---------       ---------      -------       ----------
                                                0.37        (0.42)            (0.05)          (0.12)       0.03            (0.09)
                                           ---------     --------         ---------       ---------      -------       ----------

INCOME FROM CONTINUING OPERATIONS
  Regulated..........................           0.75            -              0.75            0.72           -             0.72
  Non-regulated......................           0.61        (0.42)             0.19            0.44        0.03             0.47
                                           ---------     --------         ---------       ---------      -------       ----------
                                                1.36        (0.42)             0.94            1.16        0.03             1.19
                                           ---------     --------         ---------       ---------      -------       ----------

DISCONTINUED OPERATIONS - ITC
  Income from operations.............              -            -                 -            0.05        (0.05)             -
                                                                                                                  G
  Gain on sale.......................              -            -                 -               -           -               -
                                           ---------     --------         ---------       ---------      -------       ----------
                                                   -            -                 -            0.05        (0.05)             -
                                           ---------     --------         ---------       ---------      -------       ----------

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
  Asset retirement obligations.......              -            -                 -               -           -                -
  Energy trading activities..........              -            -                 -               -           -                -
                                           ---------     --------         ---------       ---------      -------       ----------
                                                   -            -                 -               -           -                -
                                           ---------     --------         ---------       ---------      -------       ----------
NET INCOME...........................           1.36     $  (0.42)             0.94            1.21        (0.02)           1.19
                                           =========     ========         =========       =========      =======       ==========

ADJUSTMENTS KEY
A) Blackout costs...............................................Costs associated with the August 2003 blackout
B) Adjustment of EITF 98-10 accounting change...................Flowback of the cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
C) Loss on sale of steam heating business.......................Sold Detroit Edison steam heating business
D) Disallowance of gas costs....................................Reserve for the potential disallowance of MichCon 2002 gas procurement costs
E) Contribution to DTE Energy Foundation........................Used portion of ITC sale proceeds to fund the DTE Energy Foundation
F) Tax credit driven normalization..............................Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
G) Adjust for discontinued operations of ITC....................Sold International Transmission Company
H) Gain on sale of ITC..........................................Sold International Transmission Company
I) Asset retirement obligations.................................Cumulative effect of a change in accounting principle from adoption of SFAS 143
J) Adjustment of EITF 98-10 accounting change...................Cumulative effect of a change in accounting principle from rescission of EITF Issue No. 98-10
